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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-17217



SUPPLEMENT DATED OCTOBER 1, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

         o       EQ ADVISORS TRUST

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This Supplement updates certain information contained in the Prospectus dated
May 1, 2003, of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.


             INFORMATION REGARDING EQ/ALLIANCE TECHNOLOGY PORTFOLIO

The information provided below updates information regarding the EQ/Alliance Technology Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled "Who Manages the Portfolio."


        The portfolio manager responsible for the day to day management of the Portfolio is JANET WALSH. Ms. Walsh, a Senior Vice President and Portfolio Manager of Alliance Capital, has been associated with Alliance Capital since 1996.


            INFORMATION REGARDING EQ/LAZARD SMALL CAP VALUE PORTFOLIO

The information provided below updates information regarding the EQ/Lazard Small Cap Value Portfolio and should replace, in its entirety, that located in the last paragraph of the section entitled "Who Manages the Portfolio."


        The portfolio manager responsible for the day to day management of the Portfolio is PATRICK MULLIN. Mr. Mullin, a Director of LAM, has been associated with LAM since February 1998 and has been managing the Portfolio since January 2001.